                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                  FORM 8-K/A

                                AMENDMENT NO. 2

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):    August 6, 1999
                                                         ------------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                          as Specified in its Charter)



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
    Georgia                         01-14213                          58-2237359
--------------------------------------------------------------------------------
(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

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3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                     30071
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                        (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
                     ------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The registrant hereby amends its report on Form 8-K filed on August 20, 1999, as amended on September 30, 1999, by deleting Exhibits 99.2 and 99.3 in their entirety and replacing them with Exhibits 99.2 and 99.3 attached hereto.

     (c)  Exhibits.

Item No.       Exhibit List

  2.1* Agreement and Plan of Merger dated August 6, 1999 by and among The InterCept Group, Inc., Zeenet Corporation, SBS Data Services, Inc. and the shareholders of SBS Data Services Inc.

  2.2* Agreement and Plan of Merger dated August 6, 1999 by and between Direct Access Interactive, Inc., SBS Corporation and the shareholders of SBS Corporation.

  99.1* The following financial statements of SBS Data together with the report by Hardman, Guess, Frost and Cummings, P.C. for the periods stated therein:

               Balance Sheets as of December 31, 1997 and 1998 and June 30, 1999 (unaudited).

               Statements of Income for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1998 and 1999 (unaudited).

               Statements of Stockholders' Equity for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1999 (unaudited).

               Statements of Cash Flows for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1998 and 1999 (unaudited).

               Notes to Financial Statements.

  99.2 The following financial statements of SBS Corp. together with the report by Arthur Andersen LLP for the periods stated therein:

               Balance Sheets as of December 31, 1997 and 1998 and June 30, 1999 (unaudited).

               Statements of Operations for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1998 and 1999 (unaudited).

               Statements of Shareholders' (Deficit) Equity for the years ended December 31, 1997 and

               1998 and the six months ended June 30, 1999 (unaudited).

               Statements of Cash Flows for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1998 and 1999 (unaudited).

               Notes to Financial Statements.

  99.3 The following unaudited pro forma condensed consolidated financial statements:

               Pro Forma Condensed Consolidated Balance Sheet as of June 30,
               1999.

               Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1999.

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998.

               Notes to Pro Forma Condensed Consolidated Financial Statements.



* Previously filed.



                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE INTERCEPT GROUP, INC.



                              By:   /s/ Scott R. Meyerhoff
                                    -----------------------------------------
                                    Scott R. Meyerhoff
                                    Chief Financial Officer


Dated:  November 8, 1999

                                  EXHIBIT LIST


Exhibit No.    Description
-----------    -----------

    2.1* Agreement and Plan of Merger dated August 6, 1999 by and among The InterCept Group, Inc., Zeenet Corporation, SBS Data Services, Inc. and the shareholders of SBS Data Services Inc.

    2.2* Agreement and Plan of Merger dated August 6, 1999 by and between Direct Access Interactive, Inc., SBS Corporation and the shareholders of SBS Corporation.

    99.1* The following financial statements of SBS Data together with the report by Hardman, Guess, Frost and Cummings, P.C. for the periods stated therein:

               Balance Sheets as of December 31, 1997 and 1998 and June 30, 1999 (unaudited).

               Statements of Income for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1998 and 1999 (unaudited).

               Statements of Stockholders' Equity for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1999 (unaudited).

               Statements of Cash Flows for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1998 and 1999 (unaudited).

               Notes to Financial Statements.

    99.2 The following financial statements of SBS Corp. together with the report by Arthur Andersen LLP for the periods stated therein:

               Balance Sheets as of December 31, 1997 and 1998 and June 30, 1999 (unaudited).

               Statements of Operations for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1998 and 1999 (unaudited).

               Statements of Shareholders' (Deficit) Equity for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1999 (unaudited).

               Statements of Cash Flows for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1999 (unaudited).

               Notes to Financial Statements.

    99.3 The following unaudited pro forma condensed consolidated financial statements:

               Pro Forma Condensed Consolidated Balance Sheet as of June 30,
               1999.


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               Pro Forma Condensed Consolidated Statement of Operations for the
               six months ended June 30, 1999.

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998.

               Notes to Pro Forma Condensed Consolidated Financial Statements.




* Previously filed.